UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 13, 2005
                       __________________________________

                             VISUALANT, INCORPORATED
                  ___________________________________________
                        (formerly Starberrys Corporation)
             (Exact name of Registrant as specified in its charter)

          Nevada                        0-25541                  91-1948357
________________________________________________________________________________
(State or jurisdiction of       (Commission File No.)          (IRS Employer
     incorporation)                                          Identification No.)

                           500 Union Street, Suite 406
                            Seattle, Washington 98101
                                 (206) 903-1351
                       (Address of Registrant's principal
                                executive office
                              and telephone number)
               _________________________________________________


Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, the registrant accepted the resignation of Terry McKay as a Director of the company. Mr. McKay's resignation was not due to any disagreement with the company on any matter relating to the company's operations, policies or practices.


Section 9 - Financial Statements and Exhibits

Item 9.01      Exhibits.
The following exhibit is filed as part of this report:

Exhibit 17.       Resignation Letter of Terry McKay dated September 12, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Registrant: VISUALANT, INCORPORATED

                                    /s/ By: Jerry D. Goldberg
                                    ---------------------------------------
                                            Jerry D. Goldberg
                                    Title: Chief Financial Officer and Secretary

Dated:  September 13, 2005